                                                                      Exhibit 99

Heller Equipment Asset Receivables Trust 1999-1
-----------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution


Collection Period                            January 2, 2001 to February 1, 2001
Determination Date                           February 8, 2001
Distribution Date                            February 13, 2001

Available Amounts
-----------------

      Scheduled Payments plus Payaheads, net of Excluded Amounts          7,777,247.02
      Prepayment Amounts                                                    122,941.75
      Recoveries                                                             20,457.32
      Investment Earnings on Collection Account and Reserve Fund             17,200.71
      Late Charges                                                            2,782.02
      Servicer Advances                                                           0.00

        Total Available Amounts                                           7,940,628.82
        -----------------------                                           ------------

Payments on Distribution Date
-----------------------------

        Trustee Fees (only applicable pursuant to an Event of Default)            0.00

        Unreimbursed Servicer Advances to the Servicer                            0.00

        Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer      0.00

        Interest due to Class A-1 Notes                                           0.00

        Interest due to Class A-2 Notes                                           0.00

        Interest due to Class A-3 Notes                                     407,682.74

        Interest due to Class A-4 Notes                                     146,800.09

        Interest due to Class B Notes                                        24,164.94

        Interest due to Class C Notes                                        23,885.29

        Interest due to Class D Notes                                        29,539.11

        Class A-1 Principal Payment Amount                                        0.00

        Class A-2 Principal Payment Amount                                        0.00

        Class A-3 Principal Payment Amount                                6,770,030.77

        Class A-4 Principal Payment Amount                                        0.00

        Class B Principal Payment Amount                                    280,407.77

        Class C Principal Payment Amount                                    310,219.15

        Class D Principal Payment Amount                                          0.00

        Additional Principal to Class A-2 Notes                                   0.00

        Additional Principal to Class A-3 Notes                                   0.00

        Additional Principal to Class A-4 Notes                                   0.00

        Additional Principal to Class B Notes                                     0.00

        Additional Principal to Class C Notes                                     0.00

        Additional Principal to Class D Notes                                     0.00

        Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer          0.00
        Deposit to the Reserve Fund                                         (52,101.04)
        Excess to Certificateholder                                               0.00

        Total distributions to Noteholders and Certificateholders         7,940,628.82
                                                                          ------------


Heller Equipment Asset Receivables Trust 1999-1
---------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

        Trustee fees due on Distribution Date                                                   0.00

Unreimbursed Servicer Advances
------------------------------

        Unreimbursed Servicer Advances                                                          0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

(i)     Servicing Fee Percentage                                                                0.40%
(ii)    ADCB of Contract Pool as of the 1st day of the Collection Period              132,252,008.18
(iii)   Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                 0.00

(iv)    Servicing Fee accrued but not paid in prior periods                                     0.00

        Total Servicing Fee due and accrued ( (iii) + (iv) )                                    0.00

        Servicing Fee carried forward                                                           0.00

        Monthly Servicing Fee distributed                                                       0.00


Class A-1 Interest Schedule
---------------------------

        Opening Class A-1 principal balance                                                     0.00
        Class A-1 Interest Rate                                                              4.94795%
        Number of days in Accrual Period                                                          28
        Current Class A-1 interest due                                                          0.00
        Class A-1 interest accrued but not paid in prior periods                                0.00
        Total Class A-1 interest due                                                            0.00
        Class A-1 interest carried forward                                                      0.00

        Class A-1 interest distribution                                                         0.00


Class A-2 Interest Schedule
---------------------------

        Opening Class A-2 principal balance                                                      -
        Class A-2 Interest Rate                                                                 5.26%
        Current Class A-2 interest due                                                           -
        Class A-2 interest accrued but not paid in prior periods                                0.00
        Total Class A-2 interest due                                                             -
        Class A-2 interest carried forward                                                      0.00

        Class A-2 interest distribution                                                          -


Class A-3 Interest Schedule
---------------------------
        Opening Class A-3 principal balance                                            88,948,962.36
        Class A-3 Interest Rate                                                                 5.50%
        Current Class A-3 interest due                                                    407,682.74
        Class A-3 interest accrued but not paid in prior periods                                0.00
        Total Class A-3 interest due                                                      407,682.74
        Class A-3 interest carried forward                                                      0.00

        Class A-3 interest distribution                                                   407,682.74


Class A-4 Interest Schedule
---------------------------

        Opening Class A-4 principal balance                                            31,345,216.00
        Class A-4 Interest Rate                                                                 5.62%
        Current Class A-4 interest due                                                    146,800.09
        Class A-4 interest accrued but not paid in prior periods                                0.00
        Total Class A-4 interest due                                                      146,800.09
        Class A-4 interest carried forward                                                      0.00

        Class A-4 interest distribution                                                   146,800.09

Class B Interest Schedule
-------------------------

        Opening Class B principal balance                                                  4,982,462.16
        Class B Interest Rate                                                                     5.82%
        Current Class B interest due                                                          24,164.94
        Class B interest accrued but not paid in prior periods                                     0.00
        Total Class B interest due                                                            24,164.94
        Class B interest carried forward                                                           0.00

        Class B interest distribution                                                         24,164.94

Class C Interest Schedule
-------------------------

        Opening Class C principal balance                                                  4,436,895.16
        Class C Interest Rate                                                                     6.46%
        Current Class C interest due                                                          23,885.29
        Class C interest accrued but not paid in prior periods                                     0.00
        Total Class C interest due                                                            23,885.29
        Class C interest carried forward                                                           0.00

        Class C interest distribution                                                         23,885.29

Class D Interest Schedule
-------------------------

        Opening Class D principal balance                                                  3,865,532.00
        Class D Interest Rate                                                                     9.17%
        Current Class D interest due                                                          29,539.11
        Class D interest accrued but not paid in prior periods                                     0.00
        Total Class D interest due                                                            29,539.11
        Class D interest carried forward                                                           0.00

        Class D interest distribution                                                         29,539.11

Class A-1 Principal Schedule
----------------------------

        Class A-1 Maturity Date                                                            May 15, 2000
  (i)   Opening Class A-1 principal balance                                                        0.00
  (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance      133,579,067.68
  (iii) ADCB as of last day of the Collection Period                                     124,809,003.24
  (iv)  Monthly Principal Amount ((ii) - (iii))                                            8,770,064.44
        Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                             0.00
        Class A-1 Principal Payment Amount distribution                                            0.00

        Class A-1 Principal Balance after current distribution                                     0.00

Class A Principal Payment Amount
--------------------------------

  (i)   Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount            120,294,178.36
  (ii)  Class A Target Investor Principal Amount (90.9583% * ending ADCB)                113,524,147.59
        Class A Principal Payment Amount                                                   6,770,030.77
        Funds available for distribution                                                   6,770,030.77

Class A-2 Principal Schedule
----------------------------

        Opening Class A-2 principal balance                                                         -
        Class A-2 Principal Payment Amount distribution                                            0.00

        Class A-2 principal balance after current distribution                                      -

Class A-3 Principal Schedule
----------------------------

        Opening Class A-3 principal balance                                               88,948,962.36
        Class A-3 Principal Payment Amount distribution                                    6,770,030.77

        Class A-3 principal balance after current distribution                            82,178,931.59

Class A-4 Principal Schedule
----------------------------

        Opening Class A-4 principal balance                                               31,345,216.00
        Class A-4 Principal Payment Amount distribution                                            0.00

        Class A-4 principal balance after current distribution                            31,345,216.00

Class B Principal Schedule
--------------------------

        Opening Class B principal balance                                                  4,982,462.16
        Class B Target Investor Principal Amount (3.7674% * ending ADCB)                   4,702,054.39
        Class B Floor                                                                        348,970.86
        Class B Principal Payment Amount due                                                 280,407.77
        Class B Principal Payment Amount distribution                                        280,407.77

        Class B principal balance after current distribution                               4,702,054.39

Class C Principal Schedule
--------------------------

        Opening Class C principal balance                                                  4,436,895.16
        Class C Target Investor Principal Amount (3.0139% * ending ADCB)                   3,761,618.55
        Class C Floor                                                                      1,809,406.08
        Class C Principal Payment Amount due                                                 675,276.61
        Class C Principal Payment Amount distribution                                        310,219.15

        Class C principal balance after current distribution                               4,126,676.01

Class D Principal Schedule
--------------------------

        Opening Class D principal balance                                                  3,865,532.00
        Class D Target Investor Principal Amount (1.5070% * ending ADCB)                   1,880,871.68
        Class D Floor                                                                      3,278,308.01
        Class D Principal Payment Amount due                                                 587,223.99
        Class D Principal Payment Amount distribution                                              0.00

        Class D principal balance after current distribution                               3,865,532.00

Additional Principal Schedule
-----------------------------

        Floors applicable (Yes/No)                                                                  Yes
        Monthly Principal Amount                                                           8,770,064.44
        Sum of Principal Payments payable on all classes                                   8,312,939.14
        Additional Principal payable                                                         457,125.30
        Additional Principal available, if payable                                                 0.00

        Class A-2 Additional Principal allocation                                                  0.00
        Class A-2 principal balance after current distribution                                      -

        Class A-3 Additional Principal allocation                                                  0.00
        Class A-3 principal balance after current distribution                            82,178,931.59

        Class A-4 Additional Principal allocation                                                  0.00
        Class A-4 principal balance after current distribution                            31,345,216.00

        Class B Additional Principal allocation                                                    0.00
        Class B principal balance after current distribution                               4,702,054.39

        Class C Additional Principal allocation                                                    0.00
        Class C principal balance after current distribution                               4,126,676.01

        Class D Additional Principal allocation                                                    0.00
        Class D principal balance after current distribution                               3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

  (i)   Servicing Fee Percentage                                                                  0.40%
  (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                 132,252,008.18
  (iii) Servicing Fee due (((i) / 12) * (ii))                                                 44,084.00
  (iv)  Servicing Fee accrued but not paid in prior periods                                1,291,724.44

        Total Servicing Fee due and accrued ((iii) + (iv))                                 1,335,808.44

        Servicing Fee carried forward                                                      1,335,808.44

        Monthly Servicing Fee distributed                                                          0.00

Reserve Fund Schedule
---------------------

        ADCB as of the end of the Collection Period                                      124,809,003.24
        Required Reserve Amount (ending ADCB * 0.70%)                                        873,663.02
        Prior month Reserve Fund balance                                                     925,764.06
        Deposit to Reserve Fund - excess funds                                                     0.00
        Interim Reserve Fund Balance                                                         925,764.06
        Current period draw on Reserve Fund for Reserve Interest Payments                          0.00
        Current period draw on Reserve Fund for Reserve Principal Payments                    52,101.04
        Excess to Certificateholder                                                                0.00
        Ending Reserve Fund balance                                                          873,663.02

        Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period       0.70%

Heller Equipment Asset Receivables Trust 1999-1
================================================================================
Heller Financial, Inc.
Monthly Report - Note Factors

        Class A-1
        ---------
        Class A-1 principal balance                                         0.00
        Initial Class A-1 principal balance                       130,040,761.00

        Note factor                                                  0.000000000

        Class A-2
        ---------
        Class A-2 principal balance                                         0.00
        Initial Class A-2 principal balance                        66,680,434.00

        Note factor                                                  0.000000000

        Class A-3
        ---------
        Class A-3 principal balance                                82,178,931.59
        Initial Class A-3 principal balance                       135,293,633.00

        Note factor                                                  0.607411670

        Class A-4
        ---------
        Class A-4 principal balance                                31,345,216.00
        Initial Class A-4 principal balance                        31,345,216.00

        Note factor                                                  1.000000000

        Class B
        -------
        Class B principal balance                                   4,702,054.39
        Initial Class B principal balance                           9,663,831.00

        Note factor                                                  0.486562150

        Class C
        -------
        Class C principal balance                                   4,126,676.01
        Initial Class C principal balance                           7,731,065.00

        Note factor                                                  0.533778465

        Class D
        -------
        Class D principal balance                                   3,865,532.00
        Initial Class D principal balance                           3,865,532.00

        Note factor                                                  1.000000000

Heller Equipment Asset Receivables Trust 1999-1
================================================================================
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
   (i)  Outstanding Principal Amount of the Notes as of the
        preceding Distribution Date                               133,579,067.68
  (ii)  Overcollateralization Balance as of the preceding
        Distribution Date                                          (1,327,059.50)
 (iii)  Monthly Principal Amount                                    8,770,064.44
  (iv)  Available Amounts remaining after the payment of
        interest                                                    7,308,556.65
   (v)  ADCB as of the end of the Collection Period               124,809,003.24
        Cumulative Loss Amount                                        134,448.29

Class B Floor Calculation
-------------------------

        Class B Floor percentage                                           1.86%
        Initial ADCB                                              386,553,237.98
        Cumulative Loss Amount for current period                     134,448.29
        Sum of Outstanding Principal Amount of Class C Notes,
        Class D Notes and Overcollateralization Balance             6,975,367.66
        Class B Floor                                                 348,970.86

Class C Floor Calculation
-------------------------

        Class C Floor percentage                                           1.09%
        Initial ADCB                                              386,553,237.98
        Cumulative Loss Amount for current period                     134,448.29
        Sum of Outstanding Principal Amount of Class D Notes
        and Overcollateralization Balance                           2,538,472.50
        Class C Floor                                               1,809,406.08


Class D Floor Calculation
-------------------------

        Class D Floor percentage                                           0.47%
        Initial ADCB                                              386,553,237.98
        Cumulative Loss Amount for current period                     134,448.29
        Overcollateralization Balance                              (1,327,059.50)
        Class D Floor                                               3,278,308.01

Heller Financial, Inc. is the Servicer (Yes/No)                              Yes

An Event of Default has occurred  (Yes/No)                                    No


10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                              386,553,237.98

        Cumulative DCB of Substitute Contracts replacing
        materially modified contracts                               5,404,027.98
        Percentage of Substitute Contracts replacing
        materially modified contracts                                      1.40%

        Percentage of Substitute Contracts replacing modified
        contracts exceeds 10% (Yes/No)                                        No


5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications        0.08%
        The DCB of Skipped Payment modifications exceeds 5% of the
        initial ADCB (Yes/No)                                                 No
        Any Skipped Payments have been deferred later than
        January 1, 2006                                                       No

Heller Equipment Asset Receivables Trust 1999-1
================================================================================
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                      132,252,008.18
ADCB as of the last day of the Collection Period                                                       124,809,003.24

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts              196,759.47
Number of Contracts that became Defaulted Contracts during the period                                               3
Defaulted Contracts as a percentage of ADCB (annualized)                                                        1.89%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                  47,490.58
Number of Prepaid Contracts as of the last day of the Collection Period                                             2

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts             0.00
Number of Substitute Contracts as of the last day of the Collection Period                                          0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                      0.00
Number of Warranty Contracts as of the last day of the Collection Period                                            0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period            20,457.32

Cumulative Servicer Advances paid by the Servicer                                                       19,246,299.79
Cumulative reimbursed Servicer Advances                                                                 19,246,299.79

Delinquencies and Losses                               Dollars                           Percent
------------------------                               -------                           -------
        Current                                     115,838,077.81                        92.81%
        31-60 days past due                           5,077,546.52                         4.07%
        61-90 days past due                           1,667,186.31                         1.34%
        Over 90 days past due                         2,226,192.60                         1.78%
                                                    --------------                       -------
        Total                                       124,809,003.24                       100.00%

        31+ days past due                             8,970,925.43                         7.19%

(i)     Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                        7,369,838.57
(ii)    Cumulative Recoveries realized on Defaulted Contracts                                            1,995,847.89
        Cumulative net losses to date  ( (i) - (ii) )                                                    5,373,990.68
        Cumulative net losses as a percentage of the initial ADCB                                               1.39%

                                    Page 8